                                                                         Exhibit 10 (a)

                              CHANGE-IN-CONTROL AGREEMENT
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         THIS IS A CHANGE-IN-CONTROL AGREEMENT (the "Agreement"), dated as of April
28, 2004 (the  "Effective  Date"), between West Pharmaceutical, Services, Inc., a
Pennsylvania corporation, (the "Company") and William J. Federici ("Executive").

                                      Background
                                      -----------

         The Board of Directors of the Company and the Compensation Committee of the
Board have determined that it is in the best interests of the Company and its shareholders for the Company to make the following arrangements with Executive.
These arrangements provide for compensation in the event Executive should leave the employment of the Company under the circumstances described in this Agreement.

                                       Agreement
                                       ---------
         In  consideration of Executive's assuming the position of Vice President and Chief Financial Officer, and the mutual covenants and agreements herein, and intending to be legally bound, the Company and Executive agree as follows:

1.    Definitions.  As used in this Agreement, the following terms will have the meanings set forth below:

     (a) An "Affiliate" of any Person means any Person directly or indirectly controlling, controlled by or under common control with such Person.

     (b) "Change  in  Control" means a change in control of a nature that would be required to be reported in response to Item 1 of a Current Report on Form 8-K as in effect on the date of this Agreement pursuant to
         Section 13 or 15(d) of the  Securities Exchange Act of 1934, as
         amended, (the "Act"), provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

        (i) Any Person, other than:

          (1) the Company,

          (2) any Person who on the date hereof is a director or officer of the
              Company, or

          (3) a trustee or fiduciary holding securities under an employee benefit plan of the Company,

              is or becomes the "beneficial owner," (as defined in Rule
              13-d3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities; or

      (ii) During any period of two consecutive years during the term of this
           Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

     (iii) The shareholders of the Company approve:  (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all of the Company's assets;
           or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization (collectively, a "Transaction"), that would result in the voting securities of the Company
           outstanding immediately prior thereto continuing to represent
           (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of the Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries)
           outstanding immediately after the Transaction.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) The "Company's Business" means: (i) the manufacture and sale of stoppers, closures,  containers,  medical-device components and assemblies made
        from   elastomers,   metal  and  plastic  for  the   health-care  and
        consumer-products   industries;   (ii)  the   performance   of  human
        clinical  trial  studies  and  related  services  carried  on by  the
        Company's  Clinical  Services  Group and GFI Research  Center;  (iii)
        the  development  of  proprietary  drug-delivery   technologies  that
        provide   optimized   therapeutic   effects  for   challenging   drug
        molecules,   such   as   peptides   and   proteins,    carbohydrates,
        oligonucleotides,  as well as systems for vaccines,  gene therapy and diagnostic  applications;  and (iv) any other  business  conducted by the  Company  or any of its  Subsidiaries  or  Affiliates  during the term  of  this  Agreement  and  in  which  Executive  has  have  been actively involved.

    (e) "Constructive Termination" means the occurrence of any of the following events:

       (i) The Company requires Executive to assume any duties inconsistent with, or the Company makes a  significant  diminution or reduction in the  nature  or scope of  Executive's  authority  or  duties from,  those  assigned  to  or  held  by  Executive  on  the
           Effective Date;

      (ii) A material reduction in Executive's annual salary or incentive compensation opportunities;

     (iii) A relocation of Executive's site of employment to a location more than 50
           50 miles from  Executive's  site of employment on the Effective Date;

      (iv) The Company fails to provide Executive with substantially the same fringe
           benefits   that  were   provided  to  Executive  as  of  the Effective
           Date, or with a package of fringe  benefits that, although one or more of such benefits may vary from those in effect as of the Effective Date, is substantially at least as beneficial to Executive in all material respects as such fringe benefits taken as a whole; or

      (v)  A successor of the Company does not assume the Company's obligations under this Agreement, expressly or as a matter of law.

           Notwithstanding  the foregoing,  no Constructive  Termination will be deemed to have occurred under any of the following circumstances:

           (1) Executive will have consented in writing or given a written waiver to the occurrence of any of the events enumerated in clauses (i)
               through (v) above;

           (2) Executive will have failed to give the Company written notice stating Executive's intention to claim Constructive Termination and the basis for that claim at least 10 days in advance of the effective date of Executive's resignation; or

           (3) The event constituting a Constructive Termination has been cured by the Company prior to the effective date of Executive's resignation.

    (f) "Payment" means

      (i) any amount due or paid to Executive under this Agreement,

     (ii) any amount that is due or paid to Executive under any plan, program or arrangement of the Company and any of its Subsidiaries, and

    (iii) any amount or benefit that is due or payable to Executive under this
          Agreement or under any plan,  program or  arrangement of the
          Company and any of its  Subsidiaries  not otherwise  covered under  clause (i) or (ii) hereof  which must  reasonably  be taken into  account  under  section 280G of the Code and the
          Regulations  in  determining  the  amount of the  "parachute
          payments"   received  by   Executive,   including,   without
          limitation,  any  amounts  which must be taken into  account under  the  Code  and  Regulations  as a  result  of (1) the acceleration  of  the  vesting  of  any  option,  restricted stock or other  equity award  granted  under any equity plan of the Company or  otherwise,  (2) the  acceleration  of the time at which  any  payment  or  benefit  is  receivable  by
          Executive or (3) any  contingent  severance or other amounts that are payable to Executive.

   (g) "Person" means an individual, a corporation, a partnership, an association, a trust or other entity or organization.

   (h) "Regulations" means the proposed, temporary and final regulations under section 280G of Code or any successor provision thereto.

   (i) "Restrictive Period" means the period of time that commences on the
       Effective Date hereof and ends on the first anniversary  of the
       Termination Date.

   (j) "Retirement Plan" means the West Pharmaceutical Services, Inc. Employees'
       Retirement Plan and any successor plan thereto.

   (k) "Savings/Deferred Comp Plan" means The Company's Salaried Employees' Savings
       Plan,  The Company's  Non-Qualified  Deferred  Compensation  Plan for
       Designated   Executive   Officers   and  any   other   similar   plan
       established  from time to time that may allow  executive  officers to defer taxation of compensation.

   (l) "Subsidiary" has the meaning ascribed to the term by section 425(f)of the
        Code.

   (m) "Termination Date" is the date on which Executive ceases to be employed by  the Company or any of its Subsidiaries or Affiliates for any reason.

2.  Termination Following a Change in Control.

   (a) Executive will be entitled to the benefits specified in Section 3
       (Benefits Payable Upon Termination of Employment) if,

      (i) at any time within two years after a Change in Control has occurred,
          Executive's employment by the Company is terminated:

          (1)  by the Company, other than by reason of death, disability, continuous willful misconduct to the detriment of the Company, or retirement at Executive's normal retirement date under
               the Retirement Plan, or

          (2)  as a result of Executive's resignation at any time following
               Executive's Constructive Termination; or

     (ii) Executive resigns for any reason within 30 days following the first anniversary of a Change in Control.

          Except as otherwise  set forth in Section  2(b),  Executive  will not be  entitled  to the  benefits  specified  in  Section  3  hereof  if
          Executive's  employment  terminates  for any  other  reason or if, at any time  thereafter,  Executive  is in breach of any of  Executive's obligations under this Agreement.

   (b) If the Company executes an agreement, the consummation of which would result in the occurrence of a Change in Control, then, with respect to a termination

      (i) by the Company, other than by reason of death, disability, continuous willful misconduct to the detriment of the Company, or retirement at Executive's normal retirement date under the Retirement Plan, or

     (ii) as a result of Executive's resignation at any time following
          Executive's Constructive  Termination  occurring  after the date of such agreement  (and, if such agreement  expires or is terminated prior to consummation, prior to the expiration or termination of such agreement),

           a Change in Control  shall be deemed to have  occurred as of the date of the execution of such  agreement  and  Executive  will be entitled to the severance compensation specified in Section 3 hereof.

3. Benefits Payable Upon Termination of Employment.  Upon termination of employment as set forth in Section 2 (Termination Following a Change in
   Control), Executive will be entitled to the following benefits:

   (a)  Severance Compensation. Executive will be entitled to severance compensation in an amount equal to three times the sum of

       (i) Executive's highest annual base salary rate in effect during the year of the termination of Executive's employment, plus

      (ii) the aggregate amount of the annual bonuses paid or payable to
           Executive for the three fiscal years immediately preceding a Change in Control divided by the number of fiscal years as to which such bonuses were paid or payable;

           provided,  however,  that if at any time before the third anniversary of the  Termination  Date,  Executive  either (x)  elects  retirement under the  Retirement  Plan,  or (y) could  have  been  compelled  to retire under the Retirement  Plan if Executive had remained  employed
           by  the  Company,   Executive's  severance  compensation  under  this
           Section  3(a)  will be  reduced  by an  amount  equal to the  product obtained by  multiplying  such severance  compensation  by a fraction the  numerator  of  which  is the  number  of days  elapsed  from the
           Termination  Date  until  the  date on  which  either  of the  events described  in clauses (x) or (y) first  occurs,  and the  denominator of which is 1095.

           The  severance  compensation  paid  hereunder  will not be reduced to the extent of any other  compensation  for Executive's  services that
           Executive   receives  or  is  entitled  to  receive  from  any  other
           employment consistent with the terms of this Agreement.

   (b) Equivalent of Vested Savings/Deferred Comp Plan Benefit.  The Company will pay to Executive the difference, if any, between

      (i) the benefit Executive would be entitled to receive under the
          Savings/Deferred Comp Plan if the Company's contribution to the
          Savings/Deferred Comp Plan were fully vested upon the termination of Executive's employment, and

     (ii) the benefit Executive is entitled to receive under the terms of the
          Savings/Deferred Comp Plan upon termination of Executive's employment.

          Any such  benefit  will be payable at such time and in such manner as benefits are payable to  Executive  under the  Savings/Deferred  Comp
          Plan.

   (c) Unvested Equity Awards. All stock options, other equity-based awards and shares  of the  Company's  stock  granted  or  awarded  to  Executive
       pursuant   to  any   Company   compensation   or   benefit   plan  or
       arrangement,  but which are  unvested,  will  vest  immediately  upon
       termination  of  Executive's  employment.   The  provisions  of  this
       Section  3(c) will  supersede  the  terms of any such  grant or award made to Executive  under any such plan or  arrangement  to the extent there is an inconsistency between the two.

   (d) Employee  and  Executive  Benefits.  Executive  will be entitled to a continuation of all hospital,  major medical,  medical,  dental, life
       and  other  insurance  benefits  not  otherwise   addressed  in  this
       Agreement  in the same  manner  and  amount  to which  Executive  was entitled  on the  date  of a  Change  in  Control  or on the  date of
       Constructive   Termination  of  Executive's   employment   (whichever
       benefits are more favorable to Executive) until the earlier of

      (i) a period of 36 months after termination of Executive's employment,

     (ii) Executive's retirement under the Retirement Plan, or

    (iii) Executive's eligibility for similar benefits with a new employer.

          Assistance  in  finding  new  employment  will be made  available  to
          Executive by the Company if Executive so requests.  Upon  termination of  Executive's  employment,  Company  cars must be  returned  to the
          Company.

4. Additional Payments.

  (a)   Gross-Up Payment. Notwithstanding anything herein to the contrary, if it is determined  that any  Payment  would be  subject  to the  excise  tax imposed  by section  4999 of the Code or any  interest  or  penalties with respect to such excise tax (such excise tax,  together  with any interest or penalties  thereon,  is herein referred to as an "Excise
        Tax"),  then Executive shall be entitled to an additional  payment (a
        "Gross-Up  Payment")  in an amount that will place  Executive  in the same after-tax  economic  position that Executive  would have enjoyed if the Excise Tax had not applied to the Payment.

  (b)   Determination of Gross-Up Payment. Subject to the provisions of Section
        4(c),  all  determinations  required  under this Section 4, including whether a Gross-Up  Payment is  required,  the amount of the Payments
        constituting excess       parachute  payments,  and the amount of the
        Gross-Up  Payment,  shall be made by the accounting firm that was the
        Company's  independent  auditors  immediately  prior to the Change in
        Control (or, in default  thereof,  an accounting firm mutually agreed upon by the Company and Executive)  (the  "Accounting  Firm"),  which shall  provide  detailed  supporting  calculations  both to Executive and the Company  within  fifteen  days of the Change in Control,  the
        Termination   Date  or  any  other  date   reasonably   requested  by
        Executive  or  the  Company  on  which  a  determination  under  this
        Section  4 is  necessary  or  advisable.  The  Company  shall  pay to
        Executive the initial  Gross-Up  Payment within 5 days of the receipt
        by   Executive   and   the   Company   of   the   Accounting   Firm's
        determination.  If the  Accounting  Firm  determines  that no  Excise
        Tax is payable by Executive,  the Company shall cause the  Accounting
        Firm to provide  Executive with an opinion that the  Accounting  Firm has  substantial  authority  under  the Code and  Regulations  not to report an Excise Tax on Executive's  federal  income tax return.  Any
        determination   by  the   Accounting   Firm  shall  be  binding  upon
        Executive  and  the  Company.  If the  initial  Gross-Up  Payment  is
        insufficient   to  cover  the  amount  of  the  Excise  Tax  that  is
        ultimately  determined  to be owing by Executive  with respect to any
        Payment   (hereinafter  an   "Underpayment"),   the  Company,   after
        exhausting  its remedies  under  Section 4(c) below,  shall  promptly pay to Executive  an  additional  Gross-Up  Payment in respect of the
        Underpayment.

  (c)   Procedures. Executive shall notify the Company in writing of any claim by the Internal  Revenue Service that, if successful,  would require the payment by the Company of a Gross-Up  Payment.  Such notice  shall be given as soon as  practicable  after  Executive  knows of such  claim and shall  apprise  the  Company  of the  nature of the claim and the date on which the claim is  requested  to be paid.  Executive  agrees not to pay the claim until the  expiration of the  thirty-day  period following the date on which Executive  notifies the Company,  or such shorter  period  ending on the date the Taxes  with  respect  to such claim  are  due  (the  "Notice  Period").  If  the  Company  notifies
        Executive in writing  prior to the  expiration  of the Notice  Period that it desires  to contest  the  claim,  Executive  shall:  (i) give the  Company  any  information  reasonably  requested  by the Company relating to the claim;  (ii) take such action in connection  with the claim as the  Company  may  reasonably  request,  including,  without limitation,  accepting  legal  representation  with  respect  to such
        claim  by  an  attorney   reasonably  selected  by  the  Company  and
        reasonably   acceptable  to  Executive;   (iii)  cooperate  with  the
        Company in good faith in  contesting  the claim;  and (iv) permit the
        Company to  participate  in any  proceedings  relating  to the claim.
        Executive  shall  permit  the  Company  to  control  all  proceedings related  to the claim  and,  at its  option,  permit  the  Company to pursue  or forgo  any and all  administrative  appeals,  proceedings, hearings,  and  conferences  with the taxing  authority in respect of such claim.  If  requested by the Company,  Executive  agrees  either to pay the tax  claimed  and sue for a refund or contest the claim in
        any   permissible   manner  and  to  prosecute   such  contest  to  a
        determination  before  any  administrative  tribunal,  in a court  of initial  jurisdiction  and in one or  more  appellate  courts  as the
        Company  shall  determine;  provided,  however,  that, if the Company directs  Executive  to pay  such  claim  and  pursue  a  refund,  the
        Company  shall  advance the amount of such payment to Executive on an after-tax  and  interest-free  basis (the  "Advance").  The Company's control of the  contest  related to the claim shall be limited to the issues  related  to the  Gross-Up  Payment  and  Executive  shall  be entitled to settle or contest,  as the case may be, any other  issues raised by the Internal  Revenue  Service or other  taxing  authority.
        If the  Company  does not notify  Executive  in writing  prior to the end of the  Notice  Period of its desire to  contest  the claim,  the
        Company  shall pay to Executive  an  additional  Gross-Up  Payment in respect  of the excess  parachute  payments  that are the  subject of the claim,  and Executive  agrees to pay the amount of the Excise Tax that is the subject of the claim to the applicable  taxing  authority in accordance with applicable law.

  (d)   Repayments. If, after receipt by Executive of an Advance, Executive becomes entitled  to a  refund  with  respect  to the  claim  to  which  such
        Advance  relates,  Executive  shall pay the Company the amount of the refund  (together  with any interest  paid or credited  thereon after
        Taxes  applicable  thereto).  If,  after  receipt by  Executive of an
        Advance,  a  determination  is  made  that  Executive  shall  not  be entitled  to any refund  with  respect  to the claim and the  Company does not  promptly  notify  Executive  of its intent to  contest  the denial  of  refund,  then the  amount  of the  Advance  shall  not be required  to be repaid by  Executive  and the  amount  thereof  shall offset the amount of the  additional  Gross-Up  Payment then owing to
        Executive.

  (e)   Further Assurances. The Company shall indemnify  Executive and hold
        Executive   harmless,   on  an  after-tax  basis,   from  any  costs,
        expenses,   penalties,   fines,   interest   or   other   liabilities
        ("Losses")  incurred by  Executive  with  respect to the  exercise by the  Company of any of its rights  under this  Section 4,  including, without  limitation,  any Losses related to the Company's decision to contest a claim or any imputed  income to  Executive  resulting  from any  Advance or action  taken on  Executive's  behalf by the  Company hereunder.  The  Company  shall pay,  or cause the Trust to pay,  all legal  fees and  expenses  incurred  under  this  Section 4 and shall promptly  reimburse  Executive,  or  cause  the  Trust  to  reimburse
        Executive,  for the  reasonable  expenses  incurred by  Executive  in connection  with any  actions  taken by the Company or required to be taken by  Executive  hereunder.  The  Company  shall  also pay all of the fees and  expenses of the  Accounting  Firm,  including,  without limitation,  the fees and  expenses  related to the opinion  referred to in Section 4(b).

5. Payment of Severance Compensation.

  (a)   The severance compensation set forth in Section 3 (a) will be payable in 36 equal monthly  installments  commencing on the first day of the month following  the  month in  which  Executive's  employment  terminates.
        However,  Executive  may elect in  writing,  in  accordance  with the
        provisions  of  this  Section,  to  receive   Executive's   severance
        compensation  in a lump  sum at a later  time or in  installments  in amounts and at times elected by Executive,  but Executive's  election will not entitle Executive to receive severance  compensation  sooner than permitted by the preceding sentence.

  (b)   Executive must elect to receive amounts in installments or to defer payments by filing a written  election with the Company,  which  specifies the time at  which  payments  are to be  made  and  the  amounts  of such payments.  Executive's  election to receive  installment  payments or to defer  payments  will not be valid  unless it is made prior to the time  Executive  is  entitled  to  receive  any  payments  under this
        Agreement.  The last such  election  in  effect  on the day  before a termination  of employment  will be  controlling.  No election may be made on or after termination of employment.

  (c)   The payment of deferred amounts must commence no earlier than the first business  day of the  calendar  year  following  the  termination  of
        Executive's  employment  and no later  than the third  calendar  year
        following  the   attainment  of  normal   retirement  age  under  the
        Retirement Plan.

6.  Non-Disclosure and Confidentiality.

  (a)   Executive agrees that Executive will keep secret and maintain in confidence all  confidential  information  of the  Company and will not use such information  other than for the  Company's  benefit or disclose  such information  to  anyone  outside  of the  Company,  either  during or after Executive's employment with the Company.

  (b)   Executive will promptly deliver to the Company on the termination  of
        Executive's  employment with the Company,  or at any time the Company requests,  all  memoranda,  notes,  records and other  documents (and
        all  copies   thereof)   relating  to  the   Company's   business  or
        confidential matters which Executive then has or controls.

  (c)   All inventions, improvements, new ideas and techniques which relate to the
        Company's   business  which  Executive  makes  or  conceives   during
        Executive's   employment  with  the  Company  or  within  six  months
        thereafter  will  be  the  Company's  property.   Without  additional
        compensation  to  Executive,   Executive  will  promptly  inform  the
        Company of such inventions,  improvements,  ideas and techniques, and will  assist the  Company in  preserving  them and will not  disclose them to anyone else without the Company's consent.

  (d)   Executive understands that, as used in this Section, the phrase
        "confidential  information of the Company"  includes all  information of a  technical,  commercial  or other nature of or about the Company
        (such as formulae,  trade  secrets,  customer lists and know-how) not made available to the general public.

7.  Legal Fees.  The Company will pay all legal fees and expenses which
    Executive may incur as a result of the Company's contesting the validity or enforceability of this Agreement.

8.  Payments  Final.  In the  event of a  termination  of  Executive's  employment
    under  the  circumstances  described  in  this  Agreement,   the  arrangements
    provided for by this Agreement,  and any other  agreement  between the Company and Executive in effect at that time and by any other  applicable  plan of the
    Company in which  Executive  then  participates,  will  constitute  the entire obligation of the Company to Executive,  and  performance  of that  obligation will  constitute  full  settlement of any claim that Executive might otherwise assert  against  the  Company on account of such  termination.  The  Company's obligation  to pay  Executive  under  this  Agreement  will  be  absolute  and unconditional  and  will  not  be  affected  by  any  circumstance,  including without  limitation,  any set-off,  counterclaim,  defense or other rights the
    Company may have  against  Executive  or anyone else as long as  Executive  is not in beach of Executive's obligations under this Agreement.

9.  Non-Competition.

   (a)   During the Restrictive Period, Executive will not, and will not permit any
         of  Executive's   Affiliates,   or  any  other  Person,  directly  or
         indirectly, to:

   (b)   engage in competition with, or acquire a direct or indirect interest or an option  to  acquire  such  an  interest  in  any  Person  engaged  in competition  with,  the  Company's  Business  in  the  United  States
         (other   than  an  interest  of  not  more  than  5  percent  of  the outstanding stock of any publicly traded company);

         (i)   serve as a director, officer, employee or consultant of, or furnish information  to, or  otherwise  facilitate  the  efforts of,
               any  Person  engaged  in  competition   with  the  Company's
               Business in the United States;

        (ii)   solicit, employ, interfere with or attempt to entice away from the Company any  employee  who has been  employed  by the  Company  or a
               Subsidiary  in  an  executive  or  supervisory  capacity  in connection  with  the  conduct  of  the  Company's  Business within  one  year  prior to such  solicitation,  employment, interference or enticement; or

       (iii)   approach, solicit or deal with in competition with the Company or any
               Subsidiary  any  Person  which  at any  time  during  the 12 months immediately preceding the Termination Date:

               (1) was a customer,  client,  supplier, agent or distributor of the Company or any Subsidiary;

               (2) was a customer, client, supplier, agent or distributor of the Company or any Subsidiary with whom employees reporting to or under the direct control of Executive had personal
                   contact on behalf of the Company or any Subsidiary; or

               (3) was a Person with whom Executive had regular, substantial or a series of business dealings on behalf of the Company
                   or any Subsidiary (whether or not a customer, client,
                   supplier,  agent or  distributor  of the Company or
                   any Subsidiary).

   (c)  For the avoidance of doubt, Executive agrees that the phrase "Person engaged in competition  with the Company's  Business" as used in this Section includes,  without  limitation,  the companies  listed on Exhibit "A"
        to this Agreement, their Affiliates and subsidiaries.

10. Vesting  in the  Event of a Change  in  Control.  In the  event of a Change in
    Control,  all stock options,  equity-based  awards and shares of the Company's stock  granted or awarded to  Executive  pursuant to any Company  compensation or benefit  plan or  arrangement,  but which are  unvested at that time,  will vest  immediately  upon  such  Change  in  Control.  The  provisions  of  this
    Section  10 will  supersede  the  terms  of any such  grant  or award  made to
    Executive  under  any  such  plan or  arrangement  to the  extent  there is an inconsistency between the two.

11. Duration of Agreement.  This  Agreement  shall  commence on the Effective Date and  shall  continue  until  terminated  as  provided  in this  Section.  This
    Agreement may be terminated only under the following circumstances:

    (i) At any time by the mutual written consent of Executive and the Company; and

   (ii) By the Company at the end of each successive  two-year  periods commencing on the date of this Agreement by giving Executive  written notice at least  one year in  advance  of such  termination, except that such  termination  and  written  notice will not be  effective  unless  Executive  will  be  employed  by the
        Company on the Termination Date.

12.Miscellaneous.

  (a) In consideration for the benefit of having the protection afforded by this
      Agreement,   Executive  agrees  that  the  provisions  of  Section  6
      (Non-Disclosure and  Confidentiality) and Section 9 (Non-Competition)
      of this  Agreement  apply to Executive,  and Executive  will be bound by them,  whether  or not a Change in  Control  occurs  or  Executive actually receives the benefits specified in Section 3 hereof.

  (b) This Agreement will be binding upon and inure to the benefit of Executive,
      Executive's  personal  representatives  and heirs and the Company and any  successor of the Company,  but neither  this  Agreement  nor any rights arising hereunder may be assigned or pledged by Executive.

  (c) Executive acknowledges that a breach of the covenants contained in Section 6
      (Non-Disclosure     and     Confidentiality)     and     Section    9
      (Non-Competition)  will cause the Company  immediate and  irreparable harm  for  which  the  Company's  remedies  at  law  (such  as  money damages) will be  inadequate.  The Company  shall have the right,  in addition  to any other  rights it may have,  to obtain an  injunction to restrain any breach or  threatened  breach of such  Sections.  The
      Company  may  contact  any Person  with or for whom  Executive  works after  Executive's  employment  by the Company ends and may send that
      Person a copy of this Agreement.

  (d) Should any  provision of this Agreement be adjudged to any extent invalid by any competent  tribunal,  that provision  will be deemed  modified to the extent necessary to make it enforceable.

  (e) This Agreement  will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

  (f) This Agreement constitutes the entire agreement and understanding between the Company and Executive  with respect to the subject  matter hereof and merges  and  supersedes  all prior  discussions,  agreements  and understandings  between  the Company and  Executive  with  respect to such matters.

  (g) This Agreement may be executed in one or more counterparts,  which together shall constitute a single agreement.

         IN WITNESS  WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        WEST PHARMACEUTICAL SERVICES, INC.

-------------------------              By:--------------------------------------
WILLIAM J. FEDERICI                       Donald E. Morel, Jr. Ph.D.
                                          President and Chief Executive Officer

                                                              Exhibit "A"

         List of Persons Engaged In Competition With the Company's Business
         -------------------------------------------------------------------

         3-M Drug Delivery Systems Division
         Aerogen
         Alkermes
         ALZA Corp.
         Andrx
         Antares (Medi-Ject)
         Aradigm
         Bentley Pharmaceutical
         Bestpak
         Biovail Corp.
         Elan Corp.
         Elite Pharmaceuticals
         Emisphere
         Ethypharm SA
         Ferro- Pfanstiehl
         Focus Inhalation
         Guilford Pharmaceutical
         Innovative Drug Delivery Systems
         In-Site Vision
         Lavipharm Corp.
         Nastech
         Nektar
         Penwest Pharmaceuticals
         Phasex Corporation
         RP Scherer
         Rx Kinetix
         Sheffield Pharmaceuticals
         Unigene